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                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into on November 15, 2002 by PARAGON POLARIS STRATEGIES.COM INC., a Nevada corporation ("Paragon") and ICOWORKS, INC., a Nevada corporation ("Icoworks").

                             PRELIMINARY STATEMENTS

     The Boards of Directors of Paragon and Icoworks deem it desirable and in the best interests of their respective shareholders that Icoworks be merged with and into Paragon (the "Merger") on the terms and conditions of this Agreement.

     The Boards of Directors of Paragon and Icoworks, by resolutions duly adopted, have approved and adopted this Agreement.

     In consideration of the mutual benefits to be derived from the Merger and the respective representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                               STATEMENT OF TERMS

                                    SECTION 1
                                   THE MERGER

     1.1 The Merger. At the Effective Time (as defined in Section 1.3 below), Icoworks will be merged with and into Paragon in accordance with this Agreement, the Articles of Merger substantially in the form of Exhibit A attached to this Agreement (the "Articles of Merger"), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the "Nevada Law"). Following the Merger, Paragon will continue as the surviving corporation ("Surviving Corporation") and the separate existence of Icoworks will cease, except insofar as it may be continued by the Nevada Law.

     1.2 Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 5 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 7, the parties to this Agreement will hold a closing (the "Closing") for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will be held at the offices of Cane, O'Neill & Taylor LLC, 2500 West Sahara Avenue, Suite 2500, Las Vegas, NV 98102. The date on which the Closing actually occurs is referred to as the "Closing Date." At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before May 1, 2003 unless such date is extended by the mutual agreement of the parties.

     1.3 Effective Time of the Merger. The Merger will be effective at the time (the "Effective Time") upon the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed in both places as soon as practicable on or after the Closing Date.

     1.4  Effect  of  the  Merger. The Merger will have the effects set forth in
Section 92A.250 of the Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Paragon and Icoworks will vest in Surviving Corporation without further act or deed, and all debts, liabilities and duties of Paragon and Icoworks will become the debts, liabilities and duties of Surviving Corporation.

     1.5  Certificate  of  Incorporation;  Bylaws.


     (a) The certificate of incorporation of Paragon as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be


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the  certificate  of  incorporation  of  Surviving  Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law. The Articles of Merger will effect a name change of the Surviving Corporation to "Icoworks, Inc.".

     (b) At the Effective Time, the by-laws of Paragon, as in effect immediately prior to the Effective Time, will be the by-laws of Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     1.6 Directors and Officers. The directors and officers of Icoworks immediately prior to the Effective Time will be the directors and officers, respectively, of Surviving Corporation after the Effective Time, until their successors are duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with certificate of incorporation and bylaws of Surviving Corporation. Notwithstanding the terms of the first sentence of this section 1.6 to the contrary, Paragon agrees to appoint a majority of directors as nominated by Icoworks to the board of directors of the Surviving Corporation immediately after the Closing Date.

     1.7 Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Paragon or Icoworks, and the officers and directors of Paragon and Icoworks and Surviving Corporation will take all such necessary action.

     1.8 Private Placements. Icoworks acknowledges and agrees that Paragon will be entitled to complete private placement transactions for gross proceeds not to exceed $1,000,000 during the period between the date of this Agreement and the Effective Time in order to raise the funds necessary to complete the acquisition of Icoworks and to fund its ongoing working capital requirements.

     1.9 Stock Split. Icoworks acknowledges and agrees that Paragon will be entitled to at its election to proceed with a two-for-one split of its common stock during the period between the date of this Agreement and the Effective Time.



                                    SECTION 2
                         PAYMENT OF MERGER CONSIDERATION


     2.1     Merger  Consideration.


     (a) Conversion of Icoworks Common Stock. Each share of Icoworks common stock, par value $0.001 per share ("Icoworks Common Stock") issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.4) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Paragon Common Stock (as defined in Section 4.3) (the "Merger Shares"), provided that if the stock split contemplated by Section 1.9 of this Agreement is completed, each share of Icoworks Common Stock will be converted into two shares of Paragon Common Stock.

     (b) Conversion of Icoworks Stock Options. Each option to purchase or otherwise acquire shares of Icoworks Common Stock, whether for cash or based on performance of milestones (each, a "Icoworks Stock Option") issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into an option to purchase or otherwise acquire an equal number of shares of Paragon Common Stock on the same terms and conditions and will be recognized as such by Paragon, provided that if the stock split contemplated by Section 1.9 of this Agreement is completed, each Icoworks Stock Option will be converted into an option to purchase twice the number of shares of Paragon Common Stock at one-half of the original exercise price.

     (c) Conversion of Icoworks Warrants. Each share purchase to purchase or otherwise acquire shares of Icoworks Common Stock, whether for cash or based on performance of milestones (each, a "Icoworks Warrant") issued and outstanding immediately prior to the Effective Time will, by virtue



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of  the  Merger  and  without  any  action on the part of the holder thereof, be converted into an option to purchase or otherwise acquire an equal number of shares of Paragon Common Stock on the same terms and conditions and will be recognized as such by Paragon, provided that if the stock split contemplated by
Section 1.9 of this Agreement is completed, each Icoworks Warrant will be converted into a warrant to purchase twice the number of shares of Paragon
Common  Stock  at  one-half  of  the  original  exercise  price.

     2.2  Conversion  Procedure.


     (a) Stock Certificate Conversion Procedure. After the Effective Time, each holder of Icoworks Common Stock will be entitled to exchange his, her, or its certificate representing the Icoworks Common Stock ("Icoworks Stock Certificate") for a certificate representing the number of shares of Paragon Common Stock into which the number of shares of Icoworks Stock previously represented by such certificate surrendered have been converted pursuant to
Section 2.1(a) of this Agreement. Each holder of Icoworks Common Stock may exchange his, her or its Icoworks Stock Certificate by delivering it to Paragon duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Paragon Common Stock to the holder thereof. Until surrendered as contemplated by this Section 2.2, each Icoworks Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Paragon Common Stock certificates representing the number of whole shares of Paragon Common Stock into which the shares of Icoworks Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Icoworks Stock Certificates, Paragon will cause the issuance of the number of shares of Paragon Common Stock as converted pursuant to Section 2.1(a) of this Agreement.

     (b) Icoworks Stock Option Conversion Procedure. After the Effective Time, to the extent determined necessary by Paragon, Paragon will replace the certificate, agreement or other documentation evidencing any Icoworks Stock Option ("Icoworks Stock Option Agreement") with a new certificate, agreement, confirmation or other documentation for the purchase or Paragon of the same number of shares of Paragon Common Stock as were subject to the Icoworks Stock
Option on terms as nearly equivalent to those of the Icoworks Stock Option Agreement as may be accomplished under applicable law (the "Paragon Replacement Stock Option"). Any holder of a Icoworks Stock Option may request Paragon Replacement Stock Option by notifying Paragon of such request in writing and including a copy of his, her or its Icoworks Stock Option Agreement. No replacement of a Icoworks Stock Option will be issued until the original Icoworks Stock Option Agreement and any other documentation deemed reasonably necessary by Paragon is signed and surrendered to Paragon by the holder of the Icoworks Stock Option Agreement. Until surrendered as contemplated by this
Section 2.2, each Icoworks Stock Option will be deemed at any time after the Effective Time to represent only the right to receive a Paragon Replacement Stock Option for the same number of shares of Icoworks Common Stock subject to the Icoworks Stock Option.

     (c) Icoworks Warrant Conversion Procedure. After the Effective Time, to the extent determined necessary by Paragon, Paragon will replace the certificate, agreement or other documentation evidencing any Icoworks Warrant ("Icoworks Warrant Agreement") with a new certificate, agreement, confirmation or other documentation for the purchase or Paragon of the same number of shares of Paragon Common Stock as were subject to the Icoworks Warrant on terms as nearly equivalent to those of the Icoworks Warrant Agreement as may be accomplished under applicable law (the "Paragon Replacement Stock Option"). Any holder of a Icoworks Warrant may request Paragon Replacement Stock Option by notifying Paragon of such request in writing and including a copy of his, her or its Icoworks Warrant Agreement. No replacement of a Icoworks Warrant will be issued until the original Icoworks Warrant Agreement and any other documentation deemed reasonably necessary by Paragon is signed and surrendered to Paragon by the holder of the Icoworks Warrant Agreement. Until surrendered as contemplated by this Section 2.2, each Icoworks Warrant will be deemed at any time after the Effective Time to represent only the right to receive a Paragon Replacement Stock Option for the same number of shares of Icoworks Common Stock subject to the Icoworks Warrant.



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     2.3 No Fractional Shares. No fractional shares of Paragon Common Stock will be issued as a result of the Merger. In lieu of any such fractional shares, each holder of Icoworks Common Stock who would otherwise have been entitled to receive a fraction of a share of Paragon Common Stock in the Merger will be rounded up to the next nearest whole number of shares of Paragon Common Stock.

     2.4 Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Icoworks Common Stock ("Dissenting Shares") that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of the Nevada Law (the "Icoworks Dissenting Stockholders") will not be converted into or be exchangeable for the right to receive Paragon Common Stock, unless and until such holders will have failed to perfect or will have effectively withdrawn or lost their rights to appraisal under the Nevada Law. Icoworks will give Paragon (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Icoworks Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to the Nevada Law and received by Icoworks relating to stockholders' rights of appraisal, and (ii) the will keep Paragon informed of the status of all negotiations and proceedings with respect to demands for appraisal under the Nevada Law. If any Icoworks Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Icoworks Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Paragon Common Stock pursuant to Section 2.1 of this Agreement.


     2.5 No Further Ownership Rights in Icoworks Stock. The promise to exchange the Icoworks Common Stock for shares of Paragon Common Stock in accordance with the terms of this Section 2 will be deemed to have been given in full satisfaction of all rights pertaining to the Icoworks Common Stock, and there will be no further registration of transfers on the stock transfer books of Icoworks of the shares of Icoworks Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Icoworks Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Icoworks Common Stock, except as otherwise provided in this Agreement or by law.

     2.6 Distributions with Respect to Unsurrendered Icoworks Stock. No dividends or other distributions with a record date after the Effective Time will be paid to the holder of any unsurrendered Icoworks Stock Certificate until the surrender of such Icoworks Stock Certificate in accordance with Section 2.2 of this Agreement. Following surrender of any such Icoworks Stock Certificate, Paragon will pay to the holder of the Paragon Common Stock certificate issued in exchange the Icoworks Stock Certificate, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such Paragon Common Stock which such holder is entitled pursuant to Section 2.1 of this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Paragon Common Stock.

     2.7 No Liability. Neither Paragon, nor Surviving Corporation will be liable to any person in respect of shares of Icoworks Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Icoworks Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Icoworks Stock Certificate, or any dividends or distributions payable to the holder of such Icoworks Stock
Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Paragon Common Stock, dividends or distributions in respect of such Icoworks Stock Certificate will, to the extent permitted by applicable law, become the property of Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate

     2.8 Lost, Stolen or Destroyed Certificates. If any certificate representing Icoworks Common Stock, any Icoworks Stock Option Agreement or any Icoworks Warrant Agreement has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Paragon, the posting by such person of a bond in such reasonable amount as Paragon may direct as indemnity against any claim that may be made against it with



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respect  to  such  certificate,  Paragon will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Paragon Common Stock, Paragon Replacement Stock Option or Paragon Replacement Warrant deliverable in respect thereof, pursuant to Section 2.1 of this Agreement.

                                    SECTION 3
                           REPRESENTATIONS OF ICOWORKS

     Icoworks represents and warrants to Paragon and acknowledges that Paragon is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Paragon:

     3.1 Organization and Good Standing. Icoworks and each of its subsidiaries (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Icoworks and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Icoworks taken as a whole.

     3.2 Authority. Icoworks has all requisite corporate power and authority to execute and deliver this Agreement, the Articles of Merger, and any other document contemplated by this Agreement or the Merger (collectively, the "Merger Documents") to be signed by Icoworks and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Icoworks and the consummation by Icoworks of the transactions contemplated thereby have been duly authorized by its Board of Directors and, by the Closing Date will have been adopted and approved by the Icoworks Stockholders and, subject to such stockholder approval, no other corporate or shareholder proceedings on the part of Icoworks are necessary to authorize such documents or to consummate the transactions contemplated thereby.

     3.3 Capitalization of Icoworks. The entire authorized capital stock and other equity securities of Icoworks (the "Icoworks Stock") consists of 100,000,000 shares of Icoworks Common Stock of which 6,357,460 shares of Icoworks Common Stock are issued and outstanding. All of the issued and outstanding shares of Icoworks Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as set forth on Disclosure Schedule 3.3, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Icoworks to issue any additional shares of Icoworks Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Icoworks any shares of Icoworks Stock. Except as set forth on Disclosure
Schedule 3.3, there are no agreements purporting to restrict the transfer of the Icoworks Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Icoworks Stock.

     3.4 Title to Icoworks Stock. Disclosure Schedule 3.4 contains a true and complete list of the holders of all issued and outstanding shares of Icoworks Stock (the "Icoworks Stockholders") including each holder's name, address, number of shares held and date of issuance.

     3.5 Subsidiaries. All of the shares of capital stock of each Subsidiary are owned by Icoworks and others in the amounts and relative percentages as set forth on Disclosure Schedule 3.5. All of the issued and outstanding shares of the Subsidiaries have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as set forth on Disclosure Schedule 3.5, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Icoworks to issue any additional shares of the capital stock of any Subsidiary, or any other securities



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convertible  into, exchangeable for, or evidencing the right to subscribe for or acquire from Icoworks or any Subsidiary any shares of the capital stock of any Subsidiary. Icoworks does not own, directly or indirectly, any capital stock of other equity securities of any corporation or other entity other than the Subsidiaries listed on Disclosure Schedule 3.5 or have any director or indirectly equity or ownership interest or participation in any other business. Neither Icoworks nor any of its Subsidiaries has any obligation or has made any commitment to invest any funds or contribute any assets or services in or to any business or entity other than the Subsidiaries set forth on Disclosure Schedule 3.5.

     3.6 Noncontravention. Neither the execution, delivery and performance of the Merger Documents, nor the consummation of the Merger, will:

          (1) Conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Icoworks or any Subsidiary under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Icoworks or any Subsidiary, or any of its respective property or assets;

          (2) Violate any provision of the certificate of incorporation or by-laws of Icoworks; or

          (3) Violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Icoworks or any Subsidiary or any of its respective property or assets.

     3.7     Actions  and  Proceedings.  Except  as  disclosed  in  Disclosure
Schedule 3.7, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Icoworks, threatened against Icoworks or which involves any of the business, or the properties or assets of Icoworks that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Icoworks and its Subsidiaries taken as a whole ("Icoworks Material Adverse Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Icoworks Material Adverse Effect. Disclosure Schedule 3.7 lists all pending legal claims or proceedings, whether or not such claim or proceeding would result in a Icoworks Material Adverse Effect.

     3.8     Compliance.
             ----------

     (a) Icoworks and its Subsidiaries are in compliance with, are not in default or violation in any material respect under, and have not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Icoworks;

     (b) Icoworks and its Subsidiaries have duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Icoworks, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby.

     3.9 Filings, Consents and Approvals. Except for any filings required by applicable securities laws, the Registration Statement (as defined in Section
6.9), the filing of the Articles of Merger pursuant to the Nevada Law, the approval of the Icoworks Stockholders, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Icoworks of the transactions contemplated by this




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

Agreement or to enable the Surviving Corporation to continue to conduct Icoworks' business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

     3.10  Financial  Representations.  Attached to this Agreement as Disclosure
Schedule 3.10 are true, correct, and complete copies of (1) an audited consolidated balance sheet for Icoworks dated as of June 30, 2001, together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year then ended, (ii) unaudited consolidated balance sheet for Icoworks dated as of June 30, 2002, together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year then ended (collectively, the "Icoworks Financial Statements"). The Icoworks Financial Statements (a) are in accordance with the books and records of Icoworks and (b) present fairly the financial condition of Icoworks as of the respective dates indicated and the results of operations for such periods. Icoworks has not received any advice or notification from its independent certified public accountants that Icoworks has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Financial Statements or the books and records of Icoworks, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Icoworks accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Icoworks. Icoworks has not engaged in any transaction, maintained any bank account, or used any funds of Icoworks, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Icoworks. All property and assets of Icoworks, including the property and assets disclosed on the Financial Statements are owned by Icoworks free and clear of all liens, charges, encumbrances and security interests, except as disclosed in the Icoworks Financial Statements. The Icoworks Financial Statements will also be deemed to include the financial statements delivered by Icoworks pursuant to Section 6.12 of this Agreement.

     3.11  Absence of Undisclosed Liabilities. Except as set forth in Disclosure
Schedule 3.11, Icoworks has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

     (a) are not set forth in the Financial Statements or have not heretofore been paid or discharged;

     (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

     (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Financial Statements.

     For purposes of this Agreement, the term "liabilities" includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

     3.12 Tax Matters. "Tax" or "Taxes" means any and all taxes, charges, fees, levies, duties or other assessments whether federal, state, local or foreign, based upon or measured by income, capital, net worth or gain and any other tax including, recapture, gross receipts, profits. sales, use, occupation, use and occupancy, value added, ad valorem, customers, transfer, franchise, shares, withholding, payroll, employment, excise, or property taxes with respect to Icoworks or its Subsidiaries, together with any interest, fines, penalties and additions to tax imposed with respect thereto.

     (a) As of the date hereof, (i) Icoworks and its Subsidiaries have timely filed all Tax returns which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.



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     (b)     Icoworks  and its Subsidiaries have paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable.

     (c) Neither Icoworks nor any of its Subsidiaries is presently under, nor has Icoworks or any of its Subsidiaries received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

     (d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

     (e) Icoworks is not a party to any tax-sharing agreements or similar contracts or arrangements.
     3.13 Absence of Changes. Except as set forth in Disclosure Schedule 3.13, since June 30, 2002, neither Icoworks nor any of its Subsidiaries has:

     (a) incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b) sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Icoworks of any Subsidiary if the closing had been held on June 30, 2002 or on any date since then, except for ordinary course of business transactions consistent with past practice;

     (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Icoworks or any Subsidiary to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

     (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

     (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;



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     (i)     made  commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

     (j) other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

     (k) changed any of the accounting principles followed or the methods of applying such principles;

     (1) entered into any transaction other than in the ordinary course of business consistent with past practice; or

     (m)     agreed,  whether  in writing or orally, to do any of the foregoing.

     3.14 Personal Property. Disclosure Schedule 3.14 contains a list of all material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Icoworks and its Subsidiaries. Except as disclosed on Disclosure Schedule 3.14, Icoworks or its Subsidiaries possesses all property and items necessary for the continued operation of the business of Icoworks as presently conducted. All of such items are in good operating condition (normal wear and tear excepted), and are reasonably fit for the purposes for which such item  is  presently  used.

     3.15 Insurance. The assets, properties and operations of Icoworks and its Subsidiaries are insured under various policies of general liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Icoworks or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

     3.16 Employees and Consultants. Disclosure Schedule 3.17 lists the name, address, date of hire, title or position, compensation and benefits of each employee or consultant of Icoworks or any of its Subsidiaries. All employees and consultants have been paid all salaries, wages, income and any other sum due and owing to them by Icoworks as at the end of the most recent completed pay period. Icoworks is not aware of any labor conflict with any of Icoworks employees that might reasonably be expected to have a Icoworks Material Adverse Effect. Neither Icoworks nor any of its Subsidiaries has entered into any written contracts of employment or consulting agreements other than as listed on Disclosure Schedule
3.17. All amounts required to be withheld by Icoworks or any Subsidiary from employees salaries or wages and paid to any governmental or taxing authority have been so withheld and paid. No employee of Icoworks or any of its Subsidiaries is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Icoworks or the Subsidiary or any other nature of the business conducted or to be conducted by Icoworks or the Surviving Corporation.

     3.17 Benefit Plans. Icoworks has no Employee Benefit Plans within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     3.18     Intellectual  Property

     (a) Intellectual Property Assets. The Intellectual Property Assets are all those necessary for the operation of the business of Icoworks and its Subsidiaries as it is currently conducted. The term "Intellectual Property Assets" includes:



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          (1) the name "Icoworks", all functional business names, trading names, registered and unregistered trademarks, service marks, and applications collectively, "Marks");

          (2) all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, "Patents");

          (3) all copyrights in both published works and unpublished works (collectively, "Copyrights");

          (4) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Icoworks as licensee or licensor (collectively, "Trade Secrets").

     (b) Agreements. Disclosure Schedule 3.19 contains a complete and accurate list and summary description, including any royalties paid or received by Icoworks or its Subsidiaries, of all contracts and agreements relating to the Intellectual Property Assets to which Icoworks or any Subsidiary is a party or by which Icoworks or any Subsidiary is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Icoworks or any Subsidiary is the licensee. There are no outstanding or threatened disputes or disagreements with respect to any such agreement.

     (c) Intellectual Property and Know-How Necessary for the Business. Except as set forth in Disclosure Schedule 3.19, Icoworks is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in Disclosure
Schedule 3.19, all former and current employees and contractors of Icoworks have executed written contracts, agreements or other undertakings with Icoworks that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Icoworks. No employee, director, officer or shareholder of any of Icoworks owns directly or indirectly in whole or in part, any Intellectual Property Asset which Icoworks is presently using or which is necessary for the conduct of its business. No employee or contractor of Icoworks or any of its Subsidiaries has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Icoworks or any Subsidiary.

     (d) Patents. Disclosure Schedule 3.19 contains a complete and accurate list and summary description of all Patents. Except as set forth in Disclosure
Schedule 3.19, Icoworks is the owner of all right, title, and interest in and to each of the Patents, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling, due within ninety days after the Effective Time. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. There is no potentially interfering patent or patent application of any third party. No Patent is infringed or has been challenged or threatened in any way. None of the products manufactured and sold, nor any process or know-how used, by Icoworks or its Subsidiaries infringe or is alleged to infringe any patent or other proprietary night of any other person or entity. All products made, used, or sold under the Patents have been marked with the proper patent notice.

     (e) Trademarks. Disclosure Schedule 3.19 contains a complete and accurate list and summary description of all Marks and the jurisdiction where the Mark is registered, if applicable. Icoworks is the owner of all night, title, and interest in and to each of the Marks, free and clear of all liens, security



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interests,  charges. encumbrances, and other adverse claims. All Marks that have been registered with the United States Patent and Trademark Office or any other country's trademark registration office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Effective Time. No Mark has been or is now involved in any opposition, invalidation, or cancellation and no such action is threatened with the respect to any of the Marks. There is no potentially interfering trademark or trademark application of any third party. No Mark is infringed or has been challenged or threatened in any way. None of the Marks used by Icoworks or its Subsidiaries infringes or is alleged to infringe any trade name, trademark, or service mark of any third party. All products and materials containing a Mark bear the proper federal or other registration notice where permitted by law.

     (f) Copyrights. Disclosure Schedule 3.19 contains a complete and accurate list and summary description of all Copyrights. Icoworks is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. All the Copyrights have been registered and are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Effective Time. No Copyright is infringed or has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe in any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

     (g) Trade Secrets. Icoworks has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Icoworks has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Icoworks. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

     3.19 Real Property. Neither Icoworks nor any of its Subsidiaries owns any real property. Disclosure Schedule 3.20 lists all leases, subleases or other real property interests (collectively, "Leases") to which Icoworks or any of its Subsidiaries is a party or bound. Each of the Leases are legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Icoworks pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Neither Icoworks nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto. Icoworks has delivered a true and complete copy of each of the Leases to Paragon.

     3.20 Environmental Matters. Icoworks knows of no violation or violations by Icoworks or any of its Subsidiaries, or its respective employees or agents of any environmental or safety statute, law or regulation that in the aggregate would have a Icoworks Material Adverse Effect and, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No action, proceeding, permit revocation, writ, injunction or claim is pending or, to the best knowledge of Icoworks, threatened concerning Icoworks' facilities and Icoworks is not aware of any fact or circumstance that could involve Icoworks in any environmental litigation or impose any material environmental liability upon Icoworks. No Hazardous Material (as defined below) is present on any Icoworks facility and, to the best knowledge of Icoworks, no reasonable likelihood exists that any Hazardous Material present on other property will come to be present on a Icoworks facility. There are no underground storage tanks, asbestos or PCBs present on any Icoworks facility. For the purposes of this Section 3.20 the term "Hazardous Material" means any material or substance that is prohibited or regulated by any environmental law or that




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has  been  designated  by  any  governmental authority to be radioactive, toxic, hazardous  or  otherwise  a  danger  to health, reproduction or the environment.

     3.21 Material Contracts and Transactions. Disclosure Schedule 3.21 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Icoworks or any of its Subsidiaries is a party (collectively, the "Contracts").

     (a) Except as listed on Disclosure Schedule 3.21, neither Icoworks nor any of its Subsidiaries is a party to any written or oral:

          (1) agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

          (2) agreement regarding, sales agency, distributorship, or the payment of commissions;

          (3) agreement for the employment or consultancy of any person or entity;

          (4) note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

          (5) agreement, contract, or commitment for any charitable or political contribution;

          (6)  agreement,  contract,  or  commitment  limiting  or  restraining
     Icoworks, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of Icoworks subject to any such agreement, contract, or commitment;

          (7) material agreement, contract, or commitment not made in the ordinary course of business;

          (8) agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

          (9) agreement, contract or understanding containing a "change in control," or similar provision; or

          (10)  power  of  attorney  or  similar  authority  to  act.

     (b) Each Contract is in full force and effect, and there exists no material breach or violation of or default by Icoworks or any of its Subsidiaries under any Contract nor by any other party to a Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Icoworks or by any other party to a Contract. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. Except as listed on Disclosure Schedule 3.21, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Paragon.

     3.22 Certain Transactions. Except as set forth in Disclosure Schedule 3.22, Icoworks is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses



                                  12 of 12

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or  children,  in any amount whatsoever; none of said officers, directors or, to the best of Icoworks' knowledge, shareholders, or any members of their immediate families, are indebted to Icoworks or any of its Subsidiaries or have any direct or indirect ownership interest in any firm or corporation with which Icoworks has a business relationship, or any firm or corporation that competes with Icoworks. Icoworks is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.23 No Brokers. Icoworks has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Paragon would be responsible.

     3.24 Minute Books. The minute books of Icoworks and its Subsidiaries provided to Paragon contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

     3.25 Completeness of Disclosure. No representation or warranty by Icoworks in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Paragon pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.


                                    SECTION  4
                    REPRESENTATIONS AND WARRANTIES OF PARAGON

     Paragon represents and warrants to Icoworks and acknowledges that Icoworks is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Icoworks.

     4.1 Organization and Good Standing. Paragon is duly organized, validly existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Paragon is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which each owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Paragon.

     4.2 Authority. Paragon has all requisite corporate power and authority to execute and deliver the Merger Documents to be signed by them and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Paragon and the consummation by Paragon of the transactions contemplated thereby have been duly authorized by its Board of Directors and no other corporate or shareholder proceedings on Paragon is necessary to authorize such documents or to consummate the transactions contemplated thereby other than approval of the shareholders of Paragon.

     4.3 Capitalization of Paragon. The entire authorized capital stock and other equity securities of Paragon ("Paragon Stock") consists of 25,000,000 shares of common stock, par value $0.001 ("Paragon Common Stock"), of which there are currently 2,850,000 shares issued and outstanding. All of the issued and outstanding shares of Paragon Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as set forth on Disclosure



                                  13 of 13

Schedule 4.3, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Paragon to issue any additional shares of Paragon Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Paragon any shares of Paragon Stock. Except as set forth on Disclosure Schedule 4.3, there are no agreements purporting to restrict the transfer of the Paragon Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Paragon Stock.

     4.4 Validity of Paragon Common Stock Issuable Upon the Merger. The shares of Paragon Common Stock to be issued to the Icoworks Stockholders upon consummation of the Merger in accordance with Section 2.1 of this Agreement have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

     4.5 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Paragon, threatened against Paragon which involves any of the business, or the properties or assets of Paragon that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Paragon taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

     4.6 Financial Representations. The audited and unaudited financial statements of Paragon as filed with the United States Securities and Exchange Commission (collectively, the "Paragon Financial Statements") (a) are in accordance with the books and records of Paragon and (b) present fairly the financial condition of Paragon as of the respective dates indicated and the results of operations for such periods, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments. Paragon has not received any advice or notification from its independent certified public accountants that Paragon has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Paragon Financial Statements or the books and records of Paragon, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Paragon accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Paragon. Paragon has not engaged in any transaction, maintained any bank account, or used any funds of Paragon, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Paragon.

     4.7 Absence of Certain Changes or Events. Except as and to the extent disclosed in the Paragon Financial Statements, since June 30, 2002, there has not been (a) a material adverse effect to the business, operations or financial conditions of Paragon, or (b) any significant change by Paragon in its accounting methods, principles or practices.

     4.8 Filings, Consents and Approvals. Except for any filings required by applicable securities laws, filing of the Registration Statement (as defined in Section 6.9), the filing of the Articles of Merger pursuant to the Nevada Law, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Paragon of the transactions contemplated by this Agreement or to enable Paragon to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

     4.10 Material Contracts and Transactions. There are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Paragon is a party other then retainer agreements with legal counsel and accountants.

     4.11 No Brokers. Paragon has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Icoworks would be responsible.

     4.12 Minute Books. The minute books of Paragon provided to Icoworks contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.


                                  14 of 14

     4.13 SEC Filings. Paragon has furnished or made available to Icoworks a true and complete copy of each report, schedule, registration statement and proxy statement filed by Paragon with the SEC since the inception of Paragon (as such documents have since the time of their filing been amended, the "Paragon SEC Documents"). Paragon has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the Paragon SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Paragon SEC Documents, and none of Paragon SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.14 Completeness of Disclosure. No representation or warranty by Paragon in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Icoworks pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.


                                    SECTION 5
                               CLOSING CONDITIONS

     5.1 Conditions Precedent to Closing by Paragon. The obligation of Paragon to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived Paragon at the Closing. The Closing of the transactions contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.

     (a) Representations and Warranties. The representations and warranties of Icoworks set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Icoworks will have delivered to Paragon a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Icoworks in this Agreement are true and correct.

     (b) Performance. All of the covenants and obligations that Icoworks is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

     (c) Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Paragon, will have been executed and delivered to Paragon.

     (d) Opinion of Icoworks' Counsel. Icoworks will furnish Paragon with a legal opinion of its legal counsel, dated as of the Closing Date, in the form attached hereto as Exhibit B.

     (e) Employment Agreements. Surviving Corporation will have entered into employment agreements or consulting agreements with certain key executives and other personnel determined by Paragon on terms agreeable to Paragon, Icoworks, and the applicable key executives or other personnel.

     (f) Exercise of Appraisal Rights. The holders of no more than two (2) percent of the issued and outstanding shares of Icoworks Common Stock will have exercised appraisal rights under the Nevada Law as Dissenting Shareholders. Icoworks and Paragon will have resolved all matters of appraisal and payment under the Nevada Law for each Dissenting Shareholder to Paragon's satisfaction.


                                  15 of 15

     (g) Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Icoworks made pursuant to
Section 6.4 of this Agreement will be acceptable to Paragon in their sole discretion.

     (h) Third Party Consents. Icoworks will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Paragon.

     (i) No Material Adverse Change. No Icoworks Material Adverse Effect will have occurred since the date of this Agreement.

     (j) No Action. No suit, action, or proceeding will be pending or threatenedbefore any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the transactions contemplated by this Agreement, or (ii) cause the transactions to be rescinded following consummation.

     (k)     Due  Diligence  Review.   Paragon  will  be  reasonably  satisfied
in  all  respects with their due diligence investigation and review of Icoworks.

     (n)     Registration Statement.  The Registration Statement as described in
Section  6.9  of  this  Agreement, will have been declared effective by the SEC.


     (o) Compliance with Securities Laws. Paragon will have received evidence satisfactory to Paragon in its discretion that the Merger and all shares of Paragon Common Stock issuable in the Merger comply with all applicable securities laws.

     (p) Approval by Icoworks Stockholders. The shareholders of Paragon will have approved and adopted this Agreement and the Merger as required by the Nevada Law.

     5.2 Conditions Precedent to Closing by Icoworks. The obligation of Icoworks to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Icoworks at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing.

     (a) Representations and Warranties. The representations and warranties of Paragon set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Paragon will have delivered to Icoworks a certificate dated the Closing Date, to the effect that the representations and warranties made by Paragon in this Agreement are true and correct.

     (b) Performance. All of the covenants and obligations that Paragon is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Paragon must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

     (c) Approval by Icoworks Stockholders. The shareholders of Icoworks will have approved and adopted this Agreement and the Merger as required by the Nevada Law.

     (d) Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the transaction contemplated by this Agreement, all in form and substance reasonably satisfactory to Icoworks, will have been executed and delivered by Paragon, as applicable.

                                  16 of 16

     (e) Secretary's Certificate - Paragon. Icoworks will have received a certificate of the Secretary of Paragon attaching (a) a copy of Paragon's certificate of incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (b) a true and correct copy of Paragon's bylaws, as amended; (c) certified copies of resolutions duly adopted by the Board of Directors of Paragon approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Paragon executing this Agreement and the Merger Documents executed by Paragon on the Closing Date as contemplated by this Agreement.

     (f) Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Paragon made Pursuant to
Section 6.4 of this Agreement will be acceptable to Icoworks in its sole discretion.

     (g) Exercise of Appraisal Rights. The holders of no more than two (2) percent of the issued and outstanding shares of Paragon Common Stock will have exercised appraisal rights under the Nevada Law as Dissenting Shareholders. Icoworks and Paragon will have resolved all matters of appraisal and payment under the Nevada Law for each Dissenting Shareholder to Icoworks' satisfaction.

     (h) Third Party Consents. Icoworks will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Icoworks.

     (i) No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Paragon taken as a whole.

     (j) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause the transactions to be rescinded following consummation.


                                    SECTION 6
                       ADDITIONAL COVENANTS OF THE PARTIES

     6.1 Access and Investigation. Between the date of this Agreement and the Closing Date, Icoworks, on the one hand, and Paragon, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

     6.2 Confidentiality. All information regarding the business of Icoworks including, without limitation, financial information that Icoworks provides to Paragon during Paragon's due diligence investigation of Icoworks will be kept in strict confidence by Paragon and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Paragon or disclosed to any third party (other than Paragon's professional accounting and legal advisors) without the prior written consent of Icoworks. If the transactions contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from the Icoworks, Paragon will immediately return to Icoworks any information



                                  17 of 17
received regarding Icoworks' business. Likewise, all information regarding the business of Paragon including, without limitation, financial information that Paragon provides to Icoworks during its due diligence investigation of Paragon will be kept in strict confidence by Icoworks and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Icoworks or disclosed to any third party (other than Icoworks' professional accounting and legal advisors) without Paragon's prior written consent. If the transactions contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Paragon, Icoworks will immediately return to Paragon (or as directed by Paragon) any information received regarding Paragon's business.

     6.3 Notification. Between the date of this Agreement and the Effective Time, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any chance in the Disclosure Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Disclosure Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

     6.4 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to Article 7, Icoworks will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Paragon) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Icoworks, or any merger, consolidation, business combination, or similar transaction. Icoworks will promptly notify Paragon if it receive an unsolicited offer for such a transaction, or obtains information that such an offer is likely to be made, which notice will include the identity of the prospective offeror and the price and terms of the proposed offer.

     6.5 Conduct of Icoworks Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Paragon otherwise consents in writing, Icoworks will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

     6.6 Certain Acts Prohibited - Icoworks. Between the date of this Agreement and the Closing Date, Icoworks will not, without the prior written consent of
Paragon:

     (a) amend its certificate of incorporation, by-laws or other organizational documents;

     (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Icoworks, except as disclosed in a Disclosure Schedule to this Agreement;

     (c) dispose of or contract to dispose of any Icoworks property or assets except in the ordinary course of business consistent with past practice;

     (d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Icoworks Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

                                  18 of 18

     (e) not (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Icoworks Stock, or (ii) split, combine or reclassify any Icoworks Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Icoworks Stock; or

     (f) not materially increase benefits or compensation expenses of Icoworks, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

     6.7 Certain Acts Prohibited - Paragon. Between the date of this Agreement and the Closing Date, Paragon will not, without the prior written consent of
Icoworks:

     (a) amend its certificate of incorporation, by-laws or other organizational documents;

     (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Paragon, except as disclosed in a Disclosure Schedule to this Agreement;

     (c) dispose of or contract to dispose of any Paragon property or assets except in the ordinary course of business consistent with past practice;

     (d) issue or sell shares of Paragon Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than in private placement transactions as contemplated with
Section 1.8 of this Agreement and up to 1,000,000 share purchase warrants or options; or

     (e) except as contemplated in Section 1.9 of this Agreement, not (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Paragon Stock, or (ii) split, combine or reclassify any Paragon Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Paragon Stock.

     6.8 Registration Statement. As soon as is practical after execution of this Agreement, Paragon will prepare and file with the SEC a registration statement on Form S-4 (the "Registration Statement") covering the issuance of the Merger Shares. Icoworks and Paragon will each use their commercially reasonable efforts to cause the Registration Statement to become effective. Once the Registration Statement is effective, each of Paragon and Icoworks will promptly submit this Agreement to its shareholders for their approval and use its reasonable efforts to obtain approval of the Merger by its shareholders. Icoworks agrees to cooperate with Paragon in preparing the Registration Statement and will provide all necessary information about Icoworks' business and business plans, officers and directors, financial statements (including audited financial statements where required) and other information required by the SEC regulations or otherwise reasonably deemed necessary by Paragon and its legal counsel.

     6.9 Public Announcements. Paragon and Icoworks each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

     6.10 Paragon Board of Directors. Immediately upon the Closing, the current directors of Paragon will adopt resolutions appointing a new board of directors for Paragon consisting of a majority of the directors nominated by Icoworks.

     6.11 Paragon Name Change. Paragon agrees that it will change its corporate name to Icoworks, Inc., which name change will be effective only if the shareholders of Paragon approve the name


                                  19 of 19
change in accordance with Nevada Law and the Merger is consummated. Paragon agrees to use its commercially reasonably efforts to seek such shareholder approval of the name change and to recommend to its shareholders that they approve the name change. If the Merger is not consummated for any reason, Paragon will not proceed with the change of its corporate name to Icoworks, Inc.

     6.12 Icoworks Financial Statements. Following the execution of this Agreement, Icoworks will complete and deliver to Paragon the audited consolidated balance sheet for Icoworks dated as of June 30, 2002, together with related statements of income, cash flows, and changes in shareholder's equity for the fiscal year then ended and any further financial statements required to be filed with the SEC in connection with the Registration Statement. Upon delivery, these financial statements will be deemed to be incorporated into the definition of "Icoworks Financial Statements" for the purposes of Section 3.10 of this Agreement and all representations and warranties of Icoworks to the Financial Statements will apply to the financial statements delivered pursuant to this Section 6.12.

                                    SECTION 7
                                   TERMINATION

     7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time of the transactions contemplated hereby by:

     (a)     Mutual  agreement  of  Paragon  and  Icoworks;

     (b) Paragon, if there has been a breach by Icoworks of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Icoworks that is not cured, to the reasonable satisfaction of Paragon, within ten business days after notice of such breach is given by Paragon (except that no cure period will be provided for a breach by Icoworks that by its nature cannot be cured);

     (c) Icoworks, if there has been a breach by Paragon of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Paragon that is not cured by the breaching party, to the reasonable satisfaction of Icoworks, within ten business days after notice of such breach is given by Icoworks (except that no cure period will be provided for a breach by Paragon that by its nature cannot be cured); or

     (d) Paragon or Icoworks, if the transactions contemplated by this Agreement have not been consummated prior to May 1, 2003 unless the parties agree to extend such date.

     7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.


                                    SECTION 8
                            MISCELLANEOUS PROVISIONS

     8.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until the second anniversary of the Closing Date; provided that the representations and warranties regarding Taxes will survive until the expiration of any applicable statute of limitations


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


     8.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

     8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.


     8.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     8.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Paragon Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

     8.6 Severability. It is the desire and intent of the parties that the provisions of the Paragon Documents be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of the Paragon Documents will for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of the Paragon Documents will remain in full force and effect and will not be affected by such holding or adjudication.

     8.7 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

     If  to  Icoworks:

                         ICOWORKS,  INC.
                         800  El  Camino,  Suite  180
                         City  of  Mountainview,
                         State  of  California
                         Attention:  Mr.  Graham  Douglas

                         Telephone: 605-903-2295
                                   ______________________

                         Fax:       605-962-1188
                                   ______________________


     If  to  Paragon:

                         PARAGON  POLARIS  STRATEGIES.COM  INC.
                         c/o  Suite  1450,  409  Granville  Street
                         Vancouver,  BC  Canada

                         Facsimile:  ______________________



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     With  a  copy  (which  will  not  constitute  notice)  to:

         Michael  H.  Taylor                        Michael  A.  Cane
         Cane  O'Neill  Taylor,  LLC                Cane O'Neill Taylor, LLC
         Suite  1880,  Royal  Centre                Suite  500,  Box  18
         1055  West  Georgia  St.,  Box 11122       2300  West  Sahara  Avenue
         Vancouver,  British  Columbia              Las  Vegas,  Nevada
         Canada  V6E  3P3                           USA  89102

         Facsimile:  (604)  687-6650                Facsimile: (702) 944-7100

All  such  notices and other communications will be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

     8.8 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agree-ment.

     8.9 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

     8.10 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

     8.11 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby (i) submit to personal jurisdiction in the State of Nevada, and (ii) waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

     8.12 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     8.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     8.14 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

     8.15 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.



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


     8.16 Independent Legal Advice. Icoworks acknowledges that Cane O'Neill Taylor, LLC have acted solely for Paragon in the negotiation and execution of this Agreement and Cane O'Neill Taylor, LLC have advised IcoworksCo to obtain the advice of its own independent legal counsel.

     IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

PARAGON  POLARIS  STRATEGIES.COM  INC.
a  Nevada  corporation  by  its
authorized  signatory:

/s/ Robert Foo

_____________________________
Signature  of  Authorized  Signatory

Robert Foo
_____________________________
Name  of  Authorized  Signatory

President
____________________________
Position  of  Authorized  Signatory


ICOWORKS,  INC.
a  Nevada  corporation  by  its
authorized  signatory:

/s/ Graham Douglas
_____________________________
Signature  of  Authorized  Signatory

Graham Douglas
_____________________________
Name  of  Authorized  Signatory

President
____________________________
Position  of  Authorized  Signatory


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


              DISCLOSURE SCHEDULES TO AGREEMENT AND PLAN OF MERGER


     Unless otherwise indicated herein, capitalized terms used in these Disclosure Schedules have the same meaning assigned to them in the Agreement and Plan of Merger entered into on November 15, 2002 by Paragon Polaris Strategies.com, Inc. and Icoworks, Inc. (the "Agreement")

     Headings and titles contained in these Disclosure Schedules are for reference purposes only and do not affect in any way the meaning or interpretation of these Disclosure Schedules or the Agreement. Capitalized terms used in these Disclosure Schedules have the meanings assigned to such terms in the Agreement.

     Disclosure of any item on any part or section in these Disclosure Schedules is deemed to be disclosure of such item on all other parts and sections of these Schedules when so indicated, except where the indicated Disclosure Schedules indicates "none."


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